UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

FRONTIER INVESTMENT CORP
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

LETTER TO SHAREHOLDERS OF FRONTIER INVESTMENT CORP

3411 Silverside Road

Tatnall Building #104

Wilmington Delaware 19810

Dear Frontier Investment Corp Shareholder:

You are cordially invited to attend an extraordinary general meeting of Frontier Investment Corp, a Cayman Islands exempted company (the “Company,” “FRONTIER,” “we,” “us” or “our”), which will be held on June 16, 2023, at 9:00 a.m., New York Time (the “Extraordinary General Meeting”). The Extraordinary General Meeting will be held in person at the offices of Frontier Investment Corp, 3411 Silverside Road, Tatnall Building #104, Wilmington Delaware 19810 and via virtual meeting format setting. You can participate in the Extraordinary General Meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/frontierinvestmentcorp/2023 and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials.

Meeting Details:

Extraordinary General Meeting-meeting webpage (information, webcast, telephone access and replay):

https://www.cstproxy.com/frontierinvestmentcorp/2023

Telephone access (listen-only):

Within the U.S. and Canada: 1 800-450-7155 (toll-free)

Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

Conference ID: 3638732#

The attached Notice of the Extraordinary General Meeting and proxy statement describe the business FRONTIER will conduct at the Extraordinary General Meeting and provide information about FRONTIER that you should consider when you vote your shares. As set forth in the attached proxy statement, the Extraordinary General Meeting will be held for the purpose of considering and voting on the following proposals:

●	Proposal No. 1 – Extension Amendment Proposal – To approve, as a special resolution, an amendment to FRONTIER’s Amended and Restated Memorandum of Association and Articles of Association (as may be amended from time to time, together, the “Articles of Association”) as provided by the first resolution in the form set forth in Annex A to the accompanying proxy statement, to extend the date by which FRONTIER must consummate a business combination from July 6, 2023 (the “Termination Date”) to July 6, 2024 (the “Extended Date”). This proposal is referred to as the “Extension Amendment Proposal”);

●	Proposal No. 2 – Trust Agreement Amendment Proposal — To approve, as a special resolution, as provided in Annex B to the accompanying proxy statement, an amendment to FRONTIER’s investment management trust agreement, dated as of July 6, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to extend the Termination Date from July 6, 2023 to July 6, 2024, the Extended Date. This proposal is referred to as the “Trust Agreement Amendment Proposal”;

●	Proposal No. 3 – NTA Requirement Amendment Proposal – To approve, as a special resolution, as provided in the second resolution in the form set forth in Annex A to the accompanying proxy statement, an amendment to the Articles of Association to remove the net tangible asset requirement from the Articles of Association in order to expand the methods that FRONTIER may employ so as not to become subject to the “penny stock” rules of the Securities and Exchange Commission (““NTA Requirement Amendment Proposal”). This proposal is referred to as the “NTA Requirement Amendment Proposal”;

●	Proposal No. 4 — The Founder Share Amendment Proposal – To approve, as a special resolution, as provided in the third resolution in the form set forth in Annex A to the accompanying proxy statement, an amendment to the Articles of Association to provide for the right of a holder of the Company’s Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares”), to convert into Class A ordinary shares, par value $0.0001 per share, of the Company (the “Class A Ordinary Shares” or “Public Shares”) on a one-for-one basis at any time and from time to time prior to the closing of a business combination at the election of the holder (the “Founder Share Amendment”). This proposal is referred to as the “Founder Share Amendment Proposal”; and

●	Proposal No. 5 – Adjournment Proposal – To approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment, or the Founder Share Amendment Proposal (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Shares Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

The purpose of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow FRONTIER additional time to complete an initial business combination (the “Business Combination”).

You are not being asked to vote on a Business Combination at this time.

The Amended and Restated Articles of Association and Trust Agreement currently provide that the Company has until July 6, 2023 to consummate a business combination (the “Termination Date”). The only way to extend the Termination Date is to get shareholder approval at an extraordinary general meeting.

If each of the Extension Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Shares Amendment Proposal and the Trust Agreement Amendment Proposal are approved, the Termination Date will be extended from July 6, 2023 to July 6, 2024 (the “Extended Date”).

FRONTIER’s board of directors (the “Board”) has determined that it is in the best interests of FRONTIER to seek an extension of the Termination Date and have FRONTIER shareholders approve the Extension Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Shares Amendment Proposal and the Trust Amendment Proposal to allow for additional time to consummate a Business Combination. FRONTIER intends to call an additional extraordinary general meeting of its shareholders to approve a Business Combination at a future date (referred to herein as the “Business Combination Extraordinary General Meeting”). The Board believes that it is in the best interests of FRONTIER shareholders that an extension of the Termination Date (the “Extension”) be obtained so that, FRONTIER will have an additional amount of time to consummate a Business Combination. Without the Extension, FRONTIER will not be able to complete a Business Combination on or before the Termination Date, and would be forced to liquidate.

Our Board believes that it is improbable that FRONTIER will be able to negotiate and complete a Business Combination before July 6, 2023. Accordingly, our Board believes that in order for us to potentially consummate an initial business combination, we will need to obtain the Extension.

As contemplated by the Articles of Association, the holders of FRONTIER Class A ordinary shares, par value $0.0001 per share issued as part of the units sold in the IPO (the “Public Shares”) may demand that such shares be redeemed in exchange for a pro rata share of the aggregate amount on deposit in the Trust Account, including interest not previously released which shall be net of taxes payable, and less interest to pay dissolution expenses, calculated as of two business days prior to the consummation of a Business Combination (the “Redemption”). You may elect to redeem your Public Shares in connection with the Extraordinary General Meeting.

However, unless the NTA Requirement Amendment Proposal is approved, FRONTIER will not proceed with the Extension, as described herein, or the Redemption if FRONTIER does not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account the Redemption.

FRONTIER’s Articles of Association currently provide that FRONTIER will not consummate any business combination unless it (or any successor) has net tangible assets of at least $5,000,001 upon consummation of such business combination. The purpose of the NTA Requirement Amendment is to add an additional basis on which FRONTIER may rely, as it has since its initial public offering, so as not to be subject to the “penny stock” rules of the SEC.

If the Founder Share Amendment Proposal is not approved and there are significant requests for redemption, such redemptions may prevent the Company from being able to extend the time available to consummate a business combination. The Company believes that the Founder Share Amendment Proposal allows increased flexibility for the Sponsor to convert its shares in the best interest of the Company and may aid the Company in retaining investors and meeting continued listing requirements necessary to continue to pursue a Business Combination. The holders of the issued and outstanding founder shares have informed the Company that, if the Founder Share Amendment Proposal is approved, they expect to convert substantially all of the founder shares into Class A Ordinary Shares of the Company, in accordance with the terms of the Founder Share Amendment Proposal, prior to any redemption in connection with the Extension Amendment Proposal. Notwithstanding the conversion, such holders will not be entitled to receive any monies held in the Trust Account as a result of their ownership of any Class A Ordinary Shares.

On June 1, 2023, the redemption price per Public Share was approximately $10.32 (which is expected to be the same approximate amount two (2) business days prior to the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $206 million as of June 1, 2023 (including interest not previously released to FRONTIER to pay its taxes), divided by the total number of then issued and outstanding Public Shares. The closing price of the Public Shares on Nasdaq on May 31, 2023 was $10.31. Accordingly, if the market price of the Public Shares were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a holder of Public Shares receiving approximately $0.01 less per share than if the Public Shares were sold in the open market. FRONTIER cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. FRONTIER believes that such redemption right enables its holders of Public Shares to determine whether to sustain their investments for an additional period if FRONTIER does not complete a Business Combination on or before the Termination Date.

If the Extension Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Shares Amendment Proposal and the Trust Agreement Amendment Proposal are not approved FRONTIER will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account (net of interest that may be used to pay FRONTIER’s taxes payable and up to $100,000 for dissolution expenses), by (B) the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of FRONTIER’s remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to FRONTIER’s obligations under the Companies Act (As Revised) of the Cayman Islands (the “Companies Act”), as amended from time to time, to provide for claims of creditors and other requirements of applicable law.

Subject to the foregoing, the approval of the Extension Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of at least two-thirds (2/3) of such holders of the issued and outstanding Public Shares and the Class B Ordinary Shares, par value $0.0001 per share, held by the Sponsor (the “Founder Shares”) as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. The Public Shares and the Founder Shares are together referred to as the “Ordinary Shares.”

Approval of the Extension Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal and the Trust Agreement Amendment Proposal requires an ordinary resolution under the Companies Act and, in the case of the Trust Agreement Amendment Proposal pursuant to the Trust Agreement, requires the affirmative vote of at least sixty-five percent (65%) of the votes cast by the holders of the issued and outstanding Ordinary Shares, present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter.

Approval of the Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal at the Extraordinary General Meeting.

The Board has fixed the close of business on May 23, 2023 (the “Record Date”) as the date for determining FRONTIER shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of Public Shares and Founder Shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof. However, the holders of Ordinary Shares may elect to redeem all or a portion of their shares in connection with the Extraordinary General Meeting.

FRONTIER believes that given FRONTIER’s expenditure of time, effort and money on searching for a Business Combination, it is in the best interests of FRONTIER shareholders that FRONTIER obtain the Extension. FRONTIER believes a Business Combination will provide significant benefits to its shareholders.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal and the Adjournment Proposal are in the best interests of FRONTIER and its shareholders, and has declared it advisable and unanimously recommends that you vote or give instruction to vote “FOR” such proposals.

FRONTIER’s directors and officers have interests in the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Founder Shares and private placement warrants (as defined below). See the section entitled “Extraordinary General Meeting of FRONTIER Shareholders — Interests of the Initial Shareholders” in this proxy statement.

Enclosed is the proxy statement containing detailed information about the Extraordinary General Meeting, the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Shares Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary General Meeting, FRONTIER urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of Frontier Investment Corp

Asar Mashkoor

Chairman of the Board

June 1, 2023

Your vote is very important. Whether or not you plan to attend the Extraordinary General Meeting, please vote as soon as possible by following the instructions in this proxy statement to make sure that your shares are represented at the Extraordinary General Meeting. The approval of the Extension Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of at least two-thirds (2/3) of such holders of the issued and outstanding Public Shares and Founder Shares, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. Approval of the Trust Agreement Amendment Proposal requires an ordinary resolution under the Companies Act and, pursuant to the Trust Agreement, requires the affirmative vote of at least sixty-five percent (65%) of the votes cast by the holders of the issued and outstanding Public Shares and Founder Shares, present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter. The Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of a simple majority of the votes cast by the holders of the Public Shares and Founder Shares, present themselves or represented by proxy at the Extraordinary General Meeting and entitled to vote thereon. Accordingly, if you fail to vote by proxy or to vote yourself at the Extraordinary General Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established, and, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Extension Proposal, Trust Agreement Amendment Proposal, NTA Requirement Amendment Proposal, Founder Share Amendment Proposal or Adjournment Proposal. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting.

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
OF Frontier Investment Corp
TO BE HELD ON JUNE 16, 2023

To the Shareholders of Frontier Investment Corp:

NOTICE IS HEREBY GIVEN that an Extraordinary General Meeting (the “Extraordinary General Meeting”) of the shareholders of Frontier Investment Corp, a Cayman Islands exempted company (the “Company,” “FRONTIER,” “we,” “us” or “our”), will be held on June 16, 2023, at 9:00 a.m., New York Time. The Extraordinary General Meeting will be held in person at the offices of Frontier Investment Corp, 3411 Silverside Road, Tatnall Building #104, Wilmington, Delaware 19810 and in a virtual meeting format.

Meeting Details:

Extraordinary General Meeting-meeting webpage (information, webcast, telephone access and replay):

https://www.cstproxy.com/frontierinvestmentcorp/2023

Telephone access (listen-only):

Within the U.S. and Canada: 1 800-450-7155 (toll-free)

Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

Conference ID: 3638732#

You can participate in the Extraordinary General Meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/frontierinvestmentcorp/2023 and entering the voter control number included on your proxy card. You are cordially invited to attend the Extraordinary General Meeting for the purpose of considering and voting on the following proposals (unless FRONTIER determines that it is not necessary to hold the Extraordinary General Meeting as described in the accompanying proxy statement), more fully described below in this proxy statement, which is dated June 1, 2023 and is first being mailed to shareholders on or about that date:

●	Proposal No. 1 – Extension Amendment Proposal – To approve, as a special resolution, an amendment to FRONTIER’s Amended and Restated Memorandum of Association and Articles of Association (as may be amended from time to time, together, the “Articles of Association”) as provided by the first resolution in the form set forth in Annex A to this proxy statement, to extend the date by which FRONTIER must consummate a business combination from July 6, 2023 (the “Termination Date”) to July 6, 2024 (the “Extended Date”). This proposal is referred to as the “Extension Amendment Proposal”).

●	Proposal No. 2 – Trust Agreement Amendment Proposal — To approve, as a special resolution, as provided in Annex B to this proxy statement, an amendment to FRONTIER’s investment management trust agreement, dated as of July 6, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to extend the Termination Date from July 6, 2023 to July 6, 2024, the Extended Date. This proposal is referred to as the “Trust Agreement Amendment Proposal”;

●	Proposal No. 3 – NTA Requirement Amendment Proposal – To approve, as a special resolution, as provided in the second resolution in the form set forth in Annex A to this proxy statement, an amendment to the Articles of Association to remove the net tangible asset requirement from the Articles of Association in order to expand the methods that FRONTIER may employ so as not to become subject to the “penny stock” rules of the Securities and Exchange Commission (““NTA Requirement Amendment Proposal”). This proposal is referred to as the “NTA Requirement Amendment Proposal”;

●	Proposal No. 4 — The Founder Share Amendment Proposal – To approve, as a special resolution, as provided in the third resolution in the form set forth in Annex A to this proxy statement, an amendment to the Articles of Association to provide for the right of a holder of the Company’s Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares”), to convert into Class A ordinary shares, par value $0.0001 per share, of the Company (the “Class A Ordinary Shares” or “Public Shares”) on a one-for-one basis at any time and from time to time prior to the closing of a business combination at the election of the holder (the “Founder Share Amendment”). This proposal is referred to as the “Founder Share Amendment Proposal”; and

●	Proposal No. 5 – Adjournment Proposal – To approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment, or the Founder Share Amendment Proposal (the “Adjournment Proposal”).

The purpose of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow FRONTIER additional time to complete an initial business combination (the “Business Combination”).

You are not being asked to vote on a Business Combination at this time.

The Articles of Association and Trust Agreement currently provide that the Company has until July 6, 2023 to consummate a Business Combination. The only way to extend the Termination Date after July 6, 2023 is to conduct an extraordinary general meeting for a separate shareholder vote under the Articles of Association and the Trust Agreement.

If both the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal are approved, the Termination Date will be extended from July 6, 2023 to July 6, 2024, the Extended Date.

FRONTIER’s board of directors (the “Board”) has determined that it is in the best interests of FRONTIER to seek an extension of the Termination Date and have FRONTIER’ shareholders approve the Extension Amendment Proposal to allow for additional time to consummate a Business Combination. FRONTIER intends to call an additional extraordinary general meeting of its shareholders to approve a Business Combination at a future date (referred to herein as the “Business Combination Extraordinary General Meeting”). The Board believes that it is in the best interests of FRONTIER shareholders that an extension of the Termination Date (the “Extension”) be obtained so that FRONTIER will have an additional amount of time to consummate a Business Combination. Without the Extension, FRONTIER will not be able to complete a Business Combination on or before the Termination Date, and would be forced to liquidate.

Our Board believes that it is improbable that FRONTIER will be able to negotiate and complete a Business Combination before July 6, 2023. Accordingly, our Board believes that in order for us to potentially consummate an initial business combination, we will need to obtain the Extension.

As contemplated by the Articles of Association, the holders FRONTIER’s Class A ordinary shares, par value $0.0001 per share, issued as part of the units sold in the IPO (the “Public Shares”) may demand that such shares be redeemed in exchange for a pro rata share of the aggregate amount on deposit in the Trust Account, including interest not previously released which shall be net of taxes payable, and less interest to pay dissolution expenses, calculated as of two (2) business days prior to the consummation of the Extraordinary General Meeting (the “Redemption”). You may elect to redeem your Public Shares in connection with the Extraordinary General Meeting.

However, unless the NTA Requirement Amendment Proposal is approved, FRONTIER will not proceed with the Extension or the Redemption if FRONTIER does not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account any Redemptions.

FRONTIER’s Articles of Association currently provide that FRONTIER will not consummate any business combination unless it (or any successor) has net tangible assets of at least $5,000,001 upon consummation of such business combination. The purpose of the NTA Requirement Amendment is to add an additional basis on which FRONTIER may rely, as it has since its initial public offering, so as not to be subject to the “penny stock” rules of the SEC.

If the Founder Share Amendment Proposal is not approved and there are significant requests for redemption, such redemptions may prevent the Company from being able to extend the time available to consummate a business combination. The Company believes that the Founder Share Amendment Proposal allows increased flexibility for the Sponsor to convert its shares in the best interest of the Company and may aid the Company in retaining investors and meeting continued listing requirements necessary to continue to pursue a Business Combination. The holders of the issued and outstanding founder shares have informed the Company that, if the Founder Share Amendment Proposal is approved, they expect to convert substantially all of the founder shares into Class A Ordinary Shares of the Company, in accordance with the terms of the Founder Share Amendment Proposal, prior to any redemption in connection with the Extension Amendment Proposal. Notwithstanding the conversion, such holders will not be entitled to receive any monies held in the Trust Account as a result of their ownership of any Class A Ordinary Shares.

On June 1, 2023, the redemption price per Public Share was approximately $10.32 (which is expected to be the same approximate amount two (2) business days prior to the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $206 million as of June 1, 2023 (including interest not previously released to FRONTIER to pay its taxes), divided by the total number of then issued and outstanding Public Shares. The closing price of the Ordinary Shares on Nasdaq on May 31, 2023 was $10.31. Accordingly, if the market price of the Ordinary Shares were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a holder of Public Shares receiving approximately $0.01 less per share than if the Public Shares were sold in the open market. FRONTIER cannot assure shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. FRONTIER believes that such redemption right enables its holders of Public Shares to determine whether to sustain their investments for an additional period if FRONTIER does not complete a Business Combination on or before the Termination Date.

Approval of each of the Extension Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal and the Trust Agreement Amendment Proposal is a condition to the implementation of the Extension. In addition, unless the NTA Requirement Amendment Proposal is approved, FRONTIER will not proceed with the Extension or the Redemption if FRONTIER does not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account any Redemptions.

If the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Shares Amendment Proposal and the Trust Agreement Amendment Proposal are not approved, FRONTIER will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account (net of interest that may be used to pay FRONTIER’s taxes payable and up to $100,000 for dissolution expenses), by (B) the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of FRONTIER’s remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to FRONTIER’s obligations under the Companies Act, to provide for claims of creditors and other requirements of applicable law.

To exercise your redemption rights, you must tender your Public Shares to FRONTIER’s transfer agent at least two (2) business days prior to the Extraordinary General Meeting. You may tender your Public Shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s (“DTC”) Deposit/Withdrawal At Custodian (“DWAC”) system. If you hold your Public Shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to exercise your redemption rights.

Subject to the foregoing, the approval of the Extension Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of at least two-thirds (2/3) of such holders of the issued and outstanding Public Shares and the Class B Ordinary Shares, par value $0.0001 per share, held by the Sponsor (the “Founder Shares”), as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. The Public Shares and the Founder Shares are together referred to as the Ordinary Shares.

Approval of the Trust Agreement Amendment Proposal requires an ordinary resolution under the Companies Act and, pursuant to the Trust Agreement, requires the affirmative vote of at least sixty-five percent (65%) of the votes cast by the holders of the issued and outstanding Public Shares and Founder Shares, present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter.

Approval of the Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding Public Shares and Founder Shares, present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal at the Extraordinary General Meeting.

Record holders of Public Shares and Founder Shares at the close of business on May 23, 2023 (the “Record Date”) are entitled to vote or have their votes cast at the Extraordinary General Meeting. On the Record Date, there were 20,000,000 issued and outstanding Public Shares and 5,000,000 Founder Shares issued and outstanding. FRONTIER’s warrants do not have voting rights.

This proxy statement contains important information about the Extraordinary General Meeting, the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary General Meeting, FRONTIER urges you to read this material carefully and vote your shares.

This proxy statement is dated June 1, 2023 and is first being mailed to shareholders on or about that date.

By Order of the Board of Directors of Frontier Investment Corp

Asar Mashkoor

Chairman of the Board

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect FRONTIER’s current views with respect to, among other things, FRONTIER’s capital resources and results of operations. Likewise, FRONTIER’s financial statements and all of FRONTIER’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect FRONTIER’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. FRONTIER does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

●	FRONTIER’s ability to complete a Business Combination, including approval by the shareholders of FRONTIER;

●	the anticipated benefits of a Business Combination;

●	the volatility of the market price and liquidity of the Public Shares, Founder Shares and other securities of FRONTIER;

●	the use of funds not held in the Trust Account or available to FRONTIER from interest income on the Trust Account balance.

While forward-looking statements reflect FRONTIER’s good faith beliefs, they are not guarantees of future performance. FRONTIER disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause FRONTIER’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in FRONTIER’s final prospectus filed with the SEC on July 02, 2021 in connection with FRONTIER’s initial public offering, as amended by other reports FRONTIER filed with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to FRONTIER (or to third parties making the forward-looking statements).

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

Q.	Why am I receiving this proxy statement?

A.

FRONTIER is a blank check company formed under the laws of the Cayman Islands on February 23, 2021, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Like most blank check companies, the Articles of Association provides for the return of the proceeds from FRONTIER’s initial public offering held in trust to the holders of public shares (the “Public Shares”) sold in the initial public offering (the “IPO”) if there is no qualifying business combination(s) consummated on or before the Termination Date.

FRONTIER believes that it is in the best interests of FRONTIER shareholders to continue FRONTIER’s existence until the Extended Date, if necessary, in order to allow FRONTIER additional time to complete a Business Combination and is therefore holding this Extraordinary General Meeting. FRONTIER intends to hold a Business Combination Extraordinary General Meeting to approve a Business Combination at a future date.

Q.	When and where is the Extraordinary General Meeting?

A.	The Extraordinary General Meeting will be held on June 16, 2023, at 9:00 a.m., New York Time at Frontier Investment Corp, 3411 Silverside Road, Tatnall Building #104, Wilmington, Delaware 19810 and via live webcast at https://www.cstproxy.com/frontierinvestmentcorp/2023 and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials.

Q.	What do I need in order to be able to participate in the Extraordinary General Meeting online?

A.	You can attend the Extraordinary General Meeting via the Internet by visiting https://www.cstproxy.com/frontierinvestmentcorp/2023 and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials. You will need the voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Extraordinary General Meeting. If you do not have a voter control number, you will be able to listen to the Extraordinary General Meeting only and you will not be able to vote or submit questions during the Extraordinary General Meeting.

Q.	What are the specific proposals on which I am being asked to vote at the Extraordinary General Meeting?

A.	FRONTIER shareholders are being asked to consider and vote on the following proposals:

●	Proposal No. 1 – Extension Amendment Proposal – To approve, as a special resolution, an amendment to the Articles of Association as provided by the first resolution in the form set forth in Annex A to this proxy statement, to extend the date by which FRONTIER must consummate a business combination from July 6, 2023, the Extended Date (the "Extension Amendment Proposal").

●	Proposal No. 2 – Trust Agreement Amendment Proposal — To approve, as a special resolution, as provided in Annex B to this proxy statement, an amendment to the Trust Agreement to extend the Termination Date from July 6, 2023 to July 6, 2024, the Extended Date (the “Trust Agreement Amendment Proposal”);

●	Proposal No. 3 – NTA Requirement Amendment Proposal – To approve, as a special resolution, as provided in the second resolution in the form set forth in Annex A to this proxy statement, an amendment to the Articles of Association to remove the net tangible asset requirement from the Articles of Association in order to expand the methods that FRONTIER may employ so as not to become subject to the “penny stock” rules of the Securities and Exchange Commission (““NTA Requirement Amendment Proposal”);

●

Proposal No. 4 — The Founder Share Amendment Proposal – To approve, as a special resolution, as provided in the third resolution in the form set forth in Annex A to this proxy statement, an amendment to the Articles of Association to provide for the right of a holder of the Company’s Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares”), to convert into Class A ordinary shares, par value $0.0001 per share, of the Company (the “Class A Ordinary Shares” or “Public Shares”) on a one-for-one basis at any time and from time to time prior to the closing of a business combination at the election of the holder (the “Founder Share Amendment,” and such proposal, the “Founder Share Amendment Proposal”); and

●	Proposal No. 5 – Adjournment Proposal – To approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal, or the Founder Share Amendment Proposal (the “Adjournment Proposal”).

Q.	Are the proposals conditioned on one another?

A.	Approval of each of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal is a condition to the implementation of the Extension. In addition, unless the NTA Requirement Amendment Proposal is approved, FRONTIER will not proceed with the Extension or the Redemption if FRONTIER does not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account the Redemption.

If the Extension is implemented and one or more FRONTIER shareholders elect to redeem their Public Shares pursuant to the Redemption, FRONTIER will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares, and retain the remainder of the funds in the Trust Account for FRONTIER’s use in connection with consummating a Business Combination on or before the Extended Date.

If the Extension Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal and the Trust Agreement Amendment Proposal are not approved, FRONTIER will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account (net of interest that may be used to pay FRONTIER’s taxes payable and up to $100,000 for dissolution expenses), by (B) the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of FRONTIER’s remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to FRONTIER’ obligations under the Companies Act, to provide for claims of creditors and other requirements of applicable law.

The initial shareholders waived their rights to participate in any liquidating distribution with respect to the 5,000,000 Founder Shares. There will be no distribution from the trust account with respect to FRONTIER’s warrants, which will expire worthless in the event FRONTIER dissolves and liquidates the trust account.

The Adjournment Proposal is conditioned on FRONTIER not obtaining the necessary votes for approving the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal, and the Founder Share Amendment Proposal prior to the Extraordinary General Meeting in order to seek additional time to obtain sufficient votes in support of the Extension.

Q.	Why is FRONTIER proposing the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal and the Adjournment Proposal?

A.	The Articles of Association currently provide for the return of the IPO proceeds held in the Trust Account to the holders of Public Shares sold in the IPO if there is no qualifying business combination(s) consummated on or before the Termination Date. The purpose of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow FRONTIER additional time to complete a Business Combination pursuant to a Business Combination Agreement.

The Board believes that it is in the best interests of FRONTIER shareholders that the Extension be obtained so that FRONTIER will have an additional amount of time to consummate a Business Combination. Without the Extension, FRONTIER will not be able to complete a Business Combination on or before the Termination Date, and would be forced to liquidate.

Our Board believes that it is improbable that FRONTIER will be able to negotiate and complete a Business Combination before July 6, 2023. Accordingly, our Board believes that in order for us to potentially consummate an initial business combination, we will need to obtain the Extension.

FRONTIER believes that given FRONTIER’s expenditure of time, effort and money on a Business Combination, circumstances warrant ensuring that FRONTIER is in the best position possible to consummate a Business Combination and that it is in the best interests of FRONTIER shareholders that FRONTIER obtain the Extension. FRONTIER believes a Business Combination will provide significant benefits to its shareholders.

FRONTIER’s Articles of Association provide that FRONTIER will not consummate any business combination unless it (or any successor) has net tangible assets of at least $5,000,001 upon consummation of such business combination. The purpose of the NTA Requirement Amendment is to add an additional basis on which FRONTIER may rely, as it has since its initial public offering, to be not subject to the “penny stock” rules of the SEC.

You are not being asked to vote on a Business Combination at the Extraordinary General Meeting. The vote by FRONTIER shareholders on a Business Combination will occur at an extraordinary general meeting of FRONTIER shareholders, to be held on at a later date, and the solicitation of proxies from FRONTIER shareholders in connection with such separate Business Combination Extraordinary General Meeting, and the related right of FRONTIER shareholders to redeem in connection with a Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal), will be the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal are implemented, you should elect to “redeem” your Public Shares in connection with the Extraordinary General Meeting.

If the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal or the Founder Share Amendment Proposal are not approved by FRONTIER shareholders, FRONTIER may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the proposals. If the Adjournment Proposal is not approved by FRONTIER shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal.

Q.	What vote is required to approve the proposals presented at the Extraordinary General Meeting?

A.	The approval of the Extension Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of at least two-thirds (2/3) of such holders of the issued and outstanding Public Shares and Founder Shares as, being entitled to do so, voting in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. A FRONTIER shareholder’s failure to vote by proxy or to vote herself/himself/itself at the Extraordinary General Meeting will not be counted towards the number of Public Shares and Founder Shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote, abstentions and broker non-votes will have no effect on the outcome of the proposal. The presence, oneself or by proxy, at the Extraordinary General Meeting of the holders of issued and outstanding Public Shares and Founder Shares representing a majority of the voting power of all issued and outstanding Public Shares and Founder Shares entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the vote on the Extension Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal.

Approval of the Trust Agreement Amendment Proposal requires an ordinary resolution under the Companies Act and, pursuant to the Trust Agreement, requires the affirmative vote of at least sixty-five percent (65%) of the votes cast by the holders of the Public Shares and Founder Shares present themselves or represented by proxy at the Extraordinary General Meeting and entitled to vote thereon and the Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of a simple majority of the votes cast by the holders of the Public Shares and Founder Shares present themselves or represented by proxy at the Extraordinary General Meeting and entitled to vote thereon. Accordingly, a FRONTIER’s shareholder’s failure to vote by proxy or to vote oneself at the Extraordinary General Meeting will not be counted towards the number of Public Shares and Founder Shares required to validly establish a quorum. However, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of any vote on the Adjournment Proposal. The presence, oneself or by proxy, at the Extraordinary General Meeting of the holders of issued and outstanding Public Shares and Founder Shares representing a majority of the voting power of all issued and outstanding Public Shares and Founder Shares entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the vote on the Adjournment Proposal.

Q.	Why should I vote “FOR” the Extension Amendment Proposal?

A.	FRONTIER believes its shareholders will benefit from FRONTIER consummating a Business Combination and is proposing the Extension Amendment Proposal to extend the date by which FRONTIER has to complete an initial business combination until the Extended Date. The Extension would give FRONTIER additional time to complete a Business Combination.

The Board believes that it is in the best interests of FRONTIER shareholders and FRONTIER that the Extension be obtained so that FRONTIER will have an additional amount of time to consummate a Business Combination. Without the Extension, FRONTIER will not be able to complete a Business Combination on or before the Termination Date, and would be forced to liquidate.

FRONTIER believes that given FRONTIER’s expenditure of time, effort and money on searching for a Business Combination, it is in the best interests of FRONTIER shareholders that FRONTIER obtain the Extension. FRONTIER believes a Business Combination will provide significant benefits to its shareholders.

Q.	Why should I vote “FOR” the Trust Agreement Amendment Proposal?

A.	FRONTIER believes shareholders will benefit from FRONTIER consummating a Business Combination and is proposing the Trust Agreement Amendment Proposal to extend the date by which FRONTIER has to complete a business combination until the Extended Date. The Extension would give FRONTIER additional time to complete a Business Combination.

The Board believes that it is in the best interests of FRONTIER shareholders and FRONTIER that the Extension be obtained so that FRONTIER will have an additional amount of time to consummate a Business Combination.

Without the Extension, FRONTIER will not be able to complete a Business Combination on or before the Termination Date and would be forced to liquidate.

FRONTIER believes that given FRONTIER’s expenditure of time, effort and money on a Business Combination, it is in the best interests of FRONTIER shareholders that FRONTIER obtain the Extension. FRONTIER believes a Business Combination will provide significant benefits to its shareholders.

Q.	Why should I vote “FOR” the NTA Requirement Amendment?

A.

FRONTIER believes a Business Combination will provide significant benefits to its shareholders and is proposing the NTA Requirement Amendment to add an additional basis on which FRONTIER may rely, as it has since its IPO, to be not subject to the “penny stock” rules of the SEC.

FRONTIER’s Articles of Association provide that FRONTIER will not consummate any business combination unless it (or any successor) has net tangible assets of at least $5,000,001 upon consummation of such business combination (the “NTA Requirement”). If the NTA Requirement Amendment Proposal is not approved and there are significant requests for redemption such that the NTA Requirement would be exceeded, the NTA Requirement would prevent the Company from being able to extend the time available to consummate a business combination. The Company believes that the NTA Requirement is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. Because the Public Shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the NTA Requirement Amendment to facilitate the consummation of a Business Combination. If the NTA Requirement Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of the Business Combination, FRONTIER’s Articles of Association would prevent the Company from being able to consummate the Business Combination even if all other conditions to closing are met.

Q.	Why should I vote “FOR” the Founder Share Amendment Proposal?

A.	FRONTIER believes shareholders will benefit from FRONTIER consummating a Business Combination and is proposing the Founder Share Amendment Proposal to allow increased flexibility for the Sponsor to convert its shares in the best interest of the Company and may aid the Company in retaining investors and meeting continued listing requirements on Nasdaq Global Market necessary to continue to pursue a Business Combination. Without the Founder Share Amendment, FRONTIER believes that it may be more difficult to complete a Business Combination. If that were to occur, FRONTIER may be forced to liquidate.

Q.	Why should I vote “FOR” the Adjournment Proposal?

A.	If the Adjournment Proposal is not approved by FRONTIER shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal.

If presented, the Board unanimously recommends that you vote in favor of the Adjournment Proposal.

Q.	How will the initial shareholders vote?

A.	The initial shareholders have advised FRONTIER that they intend to vote any Public Shares and Founder Shares over which they have voting control, in favor of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal and, if necessary, the Adjournment Proposal.

The initial shareholders and their respective affiliates are not entitled to redeem any Founder Shares in connection with the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal. On the Record Date, the Sponsor beneficially owned and was entitled to vote an aggregate of 5,000,000 Founder Shares, representing approximately twenty percent (20%) of FRONTIER’s issued and outstanding shares.

Q.	What if I do not want to vote “FOR” the Extension Amendment Proposal, , the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal, the Trust Agreement Amendment Proposal or the Adjournment Proposal?

A.	If you do not want the Extension Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal or the Trust Agreement Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” such proposal.

If you fail to vote by proxy or to vote yourself at the Extraordinary General Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established and, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal and the Adjournment Proposal.

If you vote to “ABSTAIN” or if you do not provide instructions with your proxy card to your broker, bank or nominee, such abstentions (but not broker non-votes) will be counted in connection with the determination of whether a valid quorum is established and will have no effect on the outcome of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal.

If the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal are approved, the Adjournment Proposal will not be presented for a vote.

Q.	What happens if the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal are not approved?

A.	If there are insufficient votes to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal, and the Founder Share Amendment Proposal, FRONTIER may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension.

If the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal are not approved at the Extraordinary General Meeting or at any adjournment, FRONTIER will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account (net of interest that may be used to pay FRONTIER’s taxes payable and up to $100,000 for dissolution expenses), by (B) the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of FRONTIER’s remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to FRONTIER’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law.

The Sponsor and the officers, directors and the initial shareholders of FRONTIER waived their rights to participate in any liquidation distribution with respect to the 5,000,000 Founder Shares. There will be no distribution from the Trust Account with respect to FRONTIER’s warrants, which will expire worthless in the event FRONTIER dissolves and liquidates the Trust Account.

Q.	If the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal are approved, what happens next?

A.	If the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal are approved, FRONTIER will continue to attempt to consummate a Business Combination until the Extended Date. FRONTIER will file the amended and restated Articles of Association with the Cayman Islands Registrar of Companies in substantially the form that appears in Annex A hereto and will continue its efforts to obtain approval of a Business Combination at an extraordinary general meeting and consummate the closing of a Business Combination on or before the Extended Date.

If the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal are approved and the Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of FRONTIER held by FRONTIER’s officers, directors, the Sponsor and its affiliates. In addition, the Articles of Association currently provide that FRONTIER cannot redeem or repurchase Public Shares to the extent such redemption would result in FRONTIER’s failure to have at least $5,000,001 of net tangible assets upon its consummation of the Extension in accordance with the Articles of Association. As a result, unless the NTA Requirement Amendment Proposal is approved, FRONTIER will not proceed with the Extension or the Redemption if FRONTIER does not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account the Redemption.

Q.	Am I able to exercise my redemption rights in connection with a Business Combination?

A.	If you do not choose to exercise Redemption rights in connection with the Extraordinary General Meeting, you may choose to exercise Redemption rights in connection with a Business Combination if you are a holder of Public Shares as of the close of business on the record date for a Business Combination Extraordinary General Meeting, and you will be able to vote to approve a Business Combination in a Business Combination Extraordinary General Meeting, to be held at a later date. The Extraordinary General Meeting relating to the Extension Amendment Proposal and Trust Agreement Amendment does not affect your right to elect to redeem your Public Shares in connection with a Business Combination, subject to any limitations set forth in the Articles of Association (including the requirement to submit any request for redemption in connection with a Business Combination on or before the date that is two business days before the Extraordinary General Meeting of FRONTIER shareholders to vote on a Business Combination).

Q.	Do I need to request that my shares be redeemed regardless of whether I vote for or against the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal, or the Founder Share Amendment Proposal?

A.	Yes. Whether you vote for or against the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal, or the Founder Share Amendment Proposal you may elect to redeem your shares. However, you will need to submit a redemption request for your Public Shares.

Q.	May I change my vote after I have mailed my signed proxy card?

A.	Yes. You may change your vote by:

●	entering a new vote by Internet or telephone;

●	sending a later-dated, signed proxy card addressed to FRONTIER’s Secretary located at Frontier Investment Corp, 3411 Silverside Road, Tatnall Building #104, Wilmington Delaware 19810, Attn: Secretary, so that it is received by FRONTIER’s Secretary on or before the Extraordinary General Meeting; or

●	attending and voting, in person or virtually via the Internet, during the Extraordinary General Meeting.

You also may revoke your proxy by sending a notice of revocation to FRONTIER’s Secretary, which must be received by FRONTIER’s Secretary on or before the Extraordinary General Meeting. Attending the Extraordinary General Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Q.	How are votes counted?

A.	Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The approval of each of the Extension Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of at least two-thirds (2/3) of such holders of the issued and outstanding Public Shares and Founder Shares, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. Approval of the Trust Agreement Amendment Proposal requires an ordinary resolution under the Companies Act and, pursuant to the Trust Agreement, requires the affirmative vote of at least sixty-five percent (65%) of the votes cast by the holders of the Public Shares and Founder Shares and the Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of a simple majority of the votes cast by the holders of the Public Shares and Founder Shares present themselves or represented by proxy at the Extraordinary General Meeting and entitled to vote thereon. With respect to the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal and the Adjournment Proposal, abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will have no effect on outcome of any vote on the Extension Amendment Proposal.

Q.	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A.	No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. FRONTIER believes that all of the proposals presented to the shareholders at this Extraordinary General Meeting will be considered non-discretionary and, therefore, your broker, bank, or nominee cannot vote your shares without your instruction on any of the proposals presented at the Extraordinary General Meeting. If you do not provide instructions with your proxy card, your broker, bank, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares. This indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will not be counted for the purposes of determining the existence of a quorum. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. Broker non-votes will have no effect on the outcome of any vote on the Extension Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal, or the Adjournment Proposal.

Q.	What constitutes a quorum at the Extraordinary General Meeting?

A.	A quorum is the minimum number of FRONTIER shareholders necessary to hold a valid meeting.

One or more shareholders who together hold not less than a majority of the issued and outstanding shares in FRONTIER entitled to attend and vote at the Extraordinary General Meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum.

Q.	How do I vote?

A.	If you were a holder of record of Public Shares or Class B Ordinary Shares on May 23, 2023, the Record Date for the Extraordinary General Meeting, you may vote with respect to the proposals yourself at the Extraordinary General Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Extraordinary General Meeting so that your shares will be voted if you are unable to attend the Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., New York Time, on June 15, 2023.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting https://www.cstproxy.com and entering the voter control number included on your proxy card.

Voting by Telephone. Dial toll-free 1 800-450-7155 within the U.S. and Canada, 1 857-999-9155 ouside the U.S. and Canada, Conference ID: 3638732#, and follow the instructions. Your telephone vote must be received by 11:59 p.m. New York Time on June 15, 2023 to be counted.

Q.	Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal and the Adjournment Proposal?

A.	Yes. After careful consideration of the terms and conditions of the Extension Amendment Proposal, the Board has determined that the Extension Amendment Proposal is in the best interests of FRONTIER and its shareholders. The Board unanimously recommends that FRONTIER shareholders vote “FOR” the Extension Amendment Proposal.

The Board has also determined that the Trust Agreement Amendment Proposal is in the best interests of FRONTIER and its shareholders. The Board unanimously recommends that FRONTIER shareholders vote “FOR” the Trust Agreement Amendment Proposal.

The Board has also determined that the NTA Requirement Amendment Proposal is in the best interests of FRONTIER and its shareholders. The Board unanimously recommends that FRONTIER shareholders vote “FOR” the NTA Requirement Amendment Proposal.

The Board has also determined that the Founder Share Amendment Proposal is in the best interests of FRONTIER and its shareholders. The Board unanimously recommends that FRONTIER shareholders vote “FOR” the Founder Share Amendment Proposal.

Additionally, the Board has determined that the Adjournment Proposal is in the best interests of FRONTIER and its shareholders. The Board unanimously recommends that FRONTIER shareholders vote “FOR” the Adjournment Proposal.

Q.	What interests do FRONTIER’s directors and officers have in the approval of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal?

A.	FRONTIER’s directors and officers have interests in the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Public Shares, Founder Shares and private placement warrants. See the section entitled “Extraordinary General Meeting of FRONTIER Shareholders — Interests of the Initial Shareholders” in this proxy statement.

Q.	Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, or the NTA Requirement Amendment Proposal?

A.	No. There are no appraisal rights available to FRONTIER shareholders in connection with the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal, or the Founder Share Amendment Proposal.

Q.	If I own a public warrant, can I exercise redemption rights with respect to my public warrants?

A.	No. The holders of public warrants issued in connection with the IPO (a one-third warrant to purchase one Class A Ordinary Share was included in the units sold in the IPO) each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share have no redemption rights with respect to such public warrants.

Q.	If I am a Unit holder, can I exercise redemption rights with respect to my Units?

A.	No. Holders of outstanding Units must separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares.

If you hold Units registered in your own name, you must deliver the certificate for such Units to the Trustee with written instructions to separate such Units into Public Shares and public warrants. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units. See “How do I exercise my redemption rights?” below. The address of the Trustee is listed under the question “Who can help answer my questions?” below.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Public Shares to be separated in a timely manner, you will likely not be able to exercise your Redemption rights.

Q.	What do I need to do now?

A.	You should read carefully and consider the information contained in this proxy statement, including Annexes A and B, and to consider how the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q.	How do I exercise my redemption rights?

A.	In connection with the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal, and contingent upon the effectiveness of the implementation of the Extension, FRONTIER shareholders may seek to redeem all or a portion of their Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the Extraordinary General Meeting, including interest earned on the funds held in the Trust Account and not previously released to FRONTIER to pay its taxes, divided by the number of then issued and outstanding Public Shares, subject to the limitations described in the final prospectus dated June 30, 2021, filed in connection with the IPO. However, unless the NTA Requirement Amendment Proposal is approved, FRONTIER will not proceed with the Extension or the Redemption if FRONTIER does not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account the Redemption.

Continental Stock Transfer & Trust Company, LLC
1 State Street, 30th Floor

New York, NY 10004

Attn: SPAC Redemption Team

Email: spacredemptions@continentalstock.com

In order to exercise your redemption rights, you must, prior to 5:00 p.m. New York Time on June 14, 2023 (two (2) business days before the Extraordinary General Meeting), (i) submit a written request to the Trustee, that FRONTIER redeem your Public Shares for cash, and (ii) deliver your shares to the Trustee physically or electronically through DTC. The address of FRONTIER’s transfer agent is listed under the question “Who can help answer my questions?” below. FRONTIER requests that any requests for redemption include the identity as to the beneficial owner making such request. Electronic delivery of your shares generally will be faster than delivery of physical share certificates.

A physical share certificate will not be needed if your shares are delivered to FRONTIER’s transfer agent electronically. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC and FRONTIER’s transfer agent will need to act to facilitate the request. It is FRONTIER’s understanding that shareholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, because FRONTIER does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical share certificate. If it takes longer than anticipated to obtain a physical certificate, shareholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with FRONTIER’s consent, until the vote is taken with respect to the matters presented at the Extraordinary General Meeting. If you delivered your shares for redemption to the Trustee and decide within the required timeframe not to exercise your redemption rights, you may request that the Trustee return the shares (physically or electronically). Such requests may be made by contacting the Trustee at the phone number or address listed under the question “Who can help answer my questions?”

FRONTIER shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two (2) business days prior to the vote on the proposal to approve the Extension Amendment at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Extraordinary General Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal are approved.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

Q.	What should I do if I receive more than one (1) set of voting materials for the Extraordinary General Meeting?

A.	You may receive more than one set of voting materials for the Extraordinary General Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Separate voting materials will be mailed to FRONTIER shareholders for a Business Combination Extraordinary General Meeting to be held on a later date. Please be sure to complete, sign, date and return each proxy card and voting instruction card received relating to both the Extraordinary General Meeting.

Q.	Who will solicit and pay the cost of soliciting proxies for the Extraordinary General Meeting?

A.	FRONTIER will pay the cost of soliciting proxies for the Extraordinary General Meeting. FRONTIER has engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the Extraordinary General Meeting. FRONTIER will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of FRONTIER may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q.	Who can help answer my questions?

A.	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Frontier Investment Corp
3411 Silverside Road

Tatnall Building #104

Wilmington, DE

Attention: Arif Mansuri - Chief Financial Officer

Email: amansuri@fimpartners.com

You may also contact the proxy solicitor for FRONTIER at:

Advantage Proxy, Inc.

PO Box 10904

Yakima, WA 98909

Tel: 206-870-8565 or

Email: ksmith@advantageproxy.com

To obtain timely delivery, FRONTIER shareholders must request the materials no later than June 13, 2023, or three (3) business days prior to the date of the Extraordinary General Meeting. You may also obtain additional information about FRONTIER from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your Public Shares, you will need to send a letter demanding redemption and deliver your Public Shares (either physically or electronically) to the transfer agent on or before 5:00 p.m., New York Time, on June 14, 2023 (two business days before the Extraordinary General Meeting) in accordance with the procedures detailed under the question “How do I exercise my redemption rights?”. If you have questions regarding the certification of your position or delivery of your Public Shares, please contact the transfer agent:

Continental Stock Transfer & Trust Company, LLC
1 State Street, 30th Floor

New York, NY 10004

Attn: SPAC Redemption Team

Email: spacredemptions@continentalstock.com

EXTRAORDINARY GENERAL MEETING OF FRONTIER SHAREHOLDERS

This proxy statement is being provided to FRONTIER shareholders as part of a solicitation of proxies by the Board for use at the Extraordinary General Meeting of FRONTIER shareholders to be held on June Jun 16, 2023, and at any adjournment thereof. This proxy statement contains important information regarding the Extraordinary General Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about June 2, 2023 to all shareholders of record of FRONTIER as of May 23, 2023, the record date for the Extraordinary General Meeting. Shareholders of record who owned Ordinary Shares or Founder Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Extraordinary General Meeting.

Date, Time and Place of Extraordinary General Meeting

The Extraordinary General Meeting will be held at 9:00 a.m., New York Time, on June 16, 2023 at the offices of Frontier Investment Corp, 3411 Silverside Road, Tatnall Building #104, Wilmington Delaware 19810 and via live webcast by visiting https://www.cstproxy.com/frontierinvestmentcorp/2023 and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials. The Extraordinary General Meeting may be held at such other date, time and place to which such meeting may be adjourned, to consider and vote on the proposals.

Proposals at the Extraordinary General Meeting

At the Extraordinary General Meeting, FRONTIER shareholders will consider and vote on the following proposals:

●	Proposal No. 1 – Extension Amendment Proposal – To approve, as a special resolution, an amendment to FRONTIER’s Amended and Restated Memorandum of Association and Articles of Association (as may be amended from time to time, together, the “Articles of Association”) as provided by the first resolution in the form set forth in Annex A to this proxy statement, to extend the date by which FRONTIER must consummate a business combination from July 6, 2023 (the “Termination Date”) to July 6, 2024 (the “Extended Date”). This proposal is referred to as the “Extension Amendment Proposal”);

●	Proposal No. 2 – Trust Agreement Amendment Proposal — To approve, as a special resolution, as provided in Annex B to this proxy statement, an amendment to FRONTIER’s investment management trust agreement, dated as of July 6, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to extend the Termination Date from July 6, 2023 to July 6, 2024, the Extended Date. This proposal is referred to as the “Trust Agreement Amendment Proposal”;

●	Proposal No. 3 – NTA Requirement Amendment – To approve, as a special resolution, as provided in the second resolution in the form set forth in Annex A to this proxy statement, an amendment to the Articles of Association to remove the net tangible asset requirement from the Articles of Association in order to expand the methods that FRONTIER may employ so as not to become subject to the “penny stock” rules of the Securities and Exchange Commission (““NTA Requirement Amendment Proposal”). This proposal is referred to as the “NTA Requirement Amendment Proposal”;

●	Proposal No. 4 — The Founder Share Amendment Proposal – To approve, as a special resolution, as provided in the third resolution in the form set forth in Annex A to this proxy statement, an amendment to the Articles of Association to provide for the right of a holder of the Company’s Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares”), to convert into Class A ordinary shares, par value $0.0001 per share, of the Company (the “Class A Ordinary Shares” or “Public Shares”) on a one-for-one basis at any time and from time to time prior to the closing of a business combination at the election of the holder (the “Founder Share Amendment”). This proposal is referred to as the “Founder Share Amendment Proposal”; and

●	Proposal No. 5 – Adjournment Proposal – To approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment, or the Founder Share Amendment Proposal (the “Adjournment Proposal”).

Voting Power; Record Date

As a shareholder of FRONTIER, you have a right to vote on certain matters affecting FRONTIER. The proposals that will be presented at the Extraordinary General Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting if you own Public Shares or Founder Shares at the close of business on May 23, 2023, which is the Record Date for the Extraordinary General Meeting. You are entitled to one (1) vote for each Public Shares or Founder Shares that you own as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 20,000,000 issued and outstanding Class A Ordinary Shares and 5,000,000 Class B Ordinary Shares or Founder Shares held by the Sponsor.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Quorum and Required Vote for Proposals for the Extraordinary General Meeting

The approval of the Extension Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of at least two-thirds (2/3) of such holders of the issued and outstanding Public Shares and Founder Shares, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. One or more shareholders who together hold not less than a majority of the issued and outstanding Public Shares and Founder Shares entitled to attend and vote at the Extraordinary General Meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum. The failure to vote, abstentions and broker non-votes will have no effect on the outcome of the Extension Amendment Proposal the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal.

Approval of the Trust Agreement Amendment Proposal requires an ordinary resolution under the Companies Act and, pursuant to the Trust Agreement, requires the affirmative vote of at least sixty-five percent (65%) of the votes cast by the holders of the issued and outstanding Public Shares and Founder Shares present in person or represented by proxy at the Extraordinary General Meeting and the Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding Public Shares and Founder Shares present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter. The failure to vote, abstentions and broker non-votes will have no effect on the outcome of the Trust Agreement Amendment Proposal and Adjournment Proposal.

It is possible that FRONTIER will not be able to complete its initial business combination on or before the Termination Date, or by the Extended Date if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved. If FRONTIER fails to complete its initial business combination on or before the Termination Date, or by the Extended Date if the Extension Amendment Proposal and the Trust Agreement Amendment are approved, FRONTIER will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the holders of Public Shares.

Voting Your Shares – Shareholders of Record

If you are an FRONTIER shareholder of record, you may vote by mail, Internet or telephone. Each Ordinary Share or Founder Share that you own in your name entitles you to one (1) vote on each of the proposals for the Extraordinary General Meeting. Your one (1) or more proxy cards show the number of Public Shares or Founder Shares that you own.

Voting by Mail. You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Extraordinary General Meeting so that your shares will be voted if you are unable to attend the Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by the Board. The Board unanimously recommends voting “FOR” the Extension Amendment Proposal, ‘FOR” the Trust Agreement Amendment Proposal and “FOR” the Adjournment Proposal. Votes submitted by mail must be received by 5:00 p.m., New York Time, on June 15, 2023.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting https://www.cstproxy.com/frontierinvestmentcorp/2023 and entering the voter control number included on their proxy card.

Voting by Telephone. Dial toll-free 1 800-450-7155 in the U.S. and Canada, +1 857-999-9155 outside the U.S. and Canada, Conference ID: 3638732# and follow the instructions. Your telephone vote must be received by 11:59 p.m. New York Time on 15, 2023 to be counted.

Voting Your Shares — Beneficial Owners

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from FRONTIER. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided. To vote yourself at the Extraordinary General Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Extraordinary General Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.

After obtaining a valid legal proxy from your broker, bank or other agent, you must then register to attend the Extraordinary General Meeting by submitting proof of your legal proxy reflecting the number of your shares along with your name and email address to the Trustee. Requests for registration should be directed to Mark Zimkind at mzimkind@continentalstock.com. Written requests can be mailed to:

Continental Stock Transfer & Trust Company, LLC

Attn: SPAC Redemption Team

1 State Street, 30th Floor

New York, NY 10004

You will receive a confirmation of your registration by email after FRONTIER receives your registration materials. You may attend the Extraordinary General Meeting by visiting https://www.cstproxyvote.com and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials. You will also need a voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Extraordinary General Meeting. Follow the instructions provided to vote. FRONTIER encourages you to access the Extraordinary General Meeting prior to the start time leaving ample time for the check in.

Attending the Extraordinary General Meeting

The Extraordinary General Meeting will be held at Frontier Investment Corp, 3411 Silverside Road, Tatnall Building #104, Wilmington Delaware 19810 New York Time, on June 16, 2023 at 9:00 a.m. Eastern time and virtually via live webcast on the Internet. You will be able to attend the Extraordinary General Meeting virtually by visiting https://www.cstproxy.com/frontierinvestmentcorp/2023 and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials. In order to vote or submit a question during the Extraordinary General Meeting, you will also need the voter control number included on your proxy card. If you do not have the control number, you will be able to listen to the Extraordinary General Meeting only by registering as a guest and you will not be able to vote or submit your questions during the Extraordinary General Meeting.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Extraordinary General Meeting or at the Extraordinary General Meeting by doing any one of the following:

●	you may send another proxy card with a later date;

●	you may notify FRONTIER’s Secretary in writing to Frontier Investment Corp, 3411 Silverside Road, Tatnall Building #104, Wilmington Delaware 19810 before the Extraordinary General Meeting that you have revoked your proxy; or

●	you may attend the Extraordinary General Meeting, revoke your proxy, and vote oneself, as indicated above.

No Additional Matters

The Extraordinary General Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal and the Adjournment Proposal. Under the Articles of Association, other than procedural matters incident to the conduct of the Extraordinary General Meeting, no other matters may be considered at the Extraordinary General Meeting if they are not included in this proxy statement, which serves as the notice of the Extraordinary General Meeting.

FRONTIER intends to hold a Business Combination Extraordinary General Meeting to approve a Business Combination at a future date.

Who Can Answer Your Questions about Voting

If you have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call Advantage Proxy, Inc., FRONTIER’s proxy solicitor, at: 206-870-8565; Email: ksmith@advantageproxy.com.

Redemption Rights

In connection with the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal, and contingent upon the effectiveness of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal, each holder of Public Shares may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes. If you exercise your Redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. However, unless the NTA Requirement Amendment Proposal is approved, FRONTIER will not proceed with the Extension or the Redemption if FRONTIER will not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account the Redemption.

In order to exercise your Redemption rights you must:

●	if you hold Units, separate the underlying Public Shares and public warrants;

●	on or before 5:00 p.m., New York Time, two business days before the Extraordinary General Meeting, tender your shares physically or electronically and submit a request in writing that FRONTIER redeem your Public Shares for cash to the Trustee, the transfer agent, at the following address:

Continental Stock Transfer & Trust Company, LLC
1 State Street, 30th Floor

New York, NY 10004

Attn: SPAC Redemption Team

Email: spacredemptions@continentalstock.com

and

●	deliver your Public Shares either physically or electronically through DTC’s DWAC system to the transfer agent at least two business days before the Extraordinary General Meeting. Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. Shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment Proposal at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using DTC’s DWAC system, at such shareholder’s option.

Holders of outstanding Units must separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares. If you hold Units registered in your own name, you must deliver the certificate for such Units to the Trustee, with written instructions to separate such Units into Public Shares and public warrants. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Units to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Each redemption of a Public Share by holders of Public Shares will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $206 million as of June 1, 2023. Prior to their exercising Redemption rights, FRONTIER shareholders should verify the market price of the Public Shares, as shareholders may receive higher proceeds from the sale of their Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in the Public Shares when you wish to sell your shares.

If you exercise your Redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account. You will have no right to participate in, or have any interest in, the future growth of FRONTIER, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If the Extension Amendment Proposal is not approved and the Sponsor does not elect to extend the Termination Date by further funding the Trust Account, FRONTIER will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the holders of Public Shares and all of FRONTIER’s warrants will expire worthless.

Your right to redeem in connection with the Extraordinary General Meeting relating to the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal and the Adjournment Proposal does not affect the right of FRONTIER shareholders to elect to redeem their Public Shares in connection with a Business Combination, which is a separate and additional redemption right available to FRONTIER shareholders.

Appraisal Rights

There are no appraisal rights available to FRONTIER shareholders in connection with the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal, or the Founder Share Amendment Proposal.

Proxy Solicitation Costs

FRONTIER is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or on the Internet. FRONTIER has engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the Extraordinary General Meeting. FRONTIER and its directors, officers and employees may also solicit proxies on the Internet. FRONTIER will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

FRONTIER will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. FRONTIER will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to FRONTIER shareholders. Directors, officers and employees of FRONTIER who solicit proxies will not be paid any additional compensation for soliciting.

Interests of the Initial Shareholders

In considering the recommendation of our Board to vote in favor of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal, shareholders should be aware that, aside from their interests as shareholders, the initial shareholders have interests in a Business Combination that are different from, or in addition to, those of other shareholders generally. These interests include, among other things:

●	If the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal, and the Trust Agreement Amendment Proposal are not approved , FRONTIER will cease all operations except for the purpose of winding up, redeeming 100% of the issued and outstanding FRONTIER Public Shares for cash and, subject to the approval of its remaining shareholders and its board of directors, dissolving and liquidating. In such event, the Founder Shares held by the Sponsor, which were acquired for an aggregate purchase price of $25,000 prior to the IPO, would be worthless because the holders are not entitled to participate in any redemption or distribution with respect to such shares. Such shares had an aggregate market value of $51.5 million based upon the closing price of $10.31 per share on Nasdaq on May 31, 2023.

●	Simultaneously with the consummation of the IPO, FRONTIER consummated the private sale of 6,125,000 private placement warrants at a price of $1.00 per warrant, for an aggregate purchase price of $6,125,000. Each private placement warrant is identical to the warrants included in the units sold in IPO. Such private placement warrants have an aggregate market value of approximately $735,000 based upon the closing per warrant price of $0.12 on Nasdaq on May 31, 2023. The private placement warrants, including the underlying Ordinary Shares, will become worthless if FRONTIER does not consummate a business combination by July 6, 2023 (or July 6, 2024 if approved by FRONTIER shareholders to amend the Amended and Restated Articles of Association, to such Extended Date).

●	The Sponsor paid significantly less for its Founders Shares. Prior to the consummation of the IPO, Sponsor purchased 5,000,000 Founder Shares for an aggregate purchase price of $25,000, or approximately $0.003 per share.

●	If FRONTIER is unable to complete an initial business combination within the required time period, the aggregate dollar amount of non-reimbursable funds (excluding any unpaid expenses incurred by the Sponsor) is $6,150,000 from the investment in the Founder Shares and private placement warrants. The value of the Founder Shares and the private placement warrants, comprised of (a) $51.5 million representing the market value of Founder Shares, and (b) $735,000 representing the market value of private placement warrants, would be lost. Certain FRONTIER directors and executive officers have indirect economic interests in the private placement warrants and in the Founder Shares.

●	The Sponsor has agreed not to redeem any Public Shares or Founder Shares, held by it in connection with a shareholder vote to approve an initial business combination.

●	The Sponsor and FRONTIER’s officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Founder Shares held by them if FRONTIER fails to complete an initial business combination by July 6, 2023 (or such later date that may be approved by FRONTIER shareholders, such as the Extended Date).

●	The potential continuation of certain of FRONTIER’s directors and officers as directors or officers of Super Apps.

●	The continued indemnification of current directors and officers of FRONTIER and the continuation of directors’ and officers’ liability insurance after a Business Combination.

Additionally, if the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal are approved and FRONTIER consummates an initial business combination, the officers and directors of FRONTIER may have additional interests as described in the proxy statement/prospectus for such transaction.

Risks Related to Being Deemed an Investment Company

If we were deemed to be an investment company for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”), we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company.

There is currently uncertainty concerning the applicability of the Investment Company Act to a special purpose acquisition company (“SPAC”) and we may in the future be subject to a claim that we have been operating as an unregistered investment company. If we are deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.

The longer that the funds in the trust account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate.

We may not be able to complete an initial business combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

Our Chief Executive Officer, Asar Mashkoor, and our Chief Financial Officer, Arif Mansuri, each reside in and is a citizen of United Arab Emirates. Mr. Mansuri is also the Chief Operating Officer of Frontier Disruption Capital, our Sponsor, and may be considered to have voting and investment power over the Founder Shares. We are therefore likely considered a “foreign person” under the regulations administered by CFIUS and will continue to be considered as such in the future for so long as the Sponsor has the ability to exercise control over us for purposes of CFIUS’s regulations. As such, an initial business combination with a U.S. business may be subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If we cannot complete our initial business combination by July 6, 2023 (unless the Termination Date is extended) because the review process drags on beyond such timeframe or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public shareholders may only receive $10.32 per share (including interest not previously released to FRONTIER to pay its taxes), without taking into account any interest earned after June 9, 2023, and our warrants will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

PROPOSAL NO. 1 – THE EXTENSION AMENDMENT PROPOSAL

Overview

FRONTIER is proposing to amend, by special resolution, its Articles of Association to extend the date by which FRONTIER must consummate a business combination to the Extended Date so as to give FRONTIER additional time to complete a Business Combination. The text of the proposed special resolution is set forth as the first resolution in Annex A to this proxy statement.

The Board believes that it is in the best interests of FRONTIER shareholders that the Extension be obtained so that FRONTIER will have an additional amount of time to consummate a Business Combination. Without the Extension, FRONTIER will not be able to complete a Business Combination on or before the Termination Date, and would be forced to liquidate. FRONTIER intends to hold a Business Combination Extraordinary General Meeting at a future date to approve a Business Combination.

Articles of Association

FRONTIER believes that given FRONTIER’s expenditure of time, effort and money on a Business Combination, circumstances warrant ensuring that FRONTIER is in the best position possible to consummate a Business Combination and that it is in the best interests of FRONTIER shareholders that FRONTIER obtain the Extension. FRONTIER believes a Business Combination will provide significant benefits to its shareholders.

As contemplated by the Articles of Association, the holders of the Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Extension is implemented. However, unless the NTA Requirement Amendment Proposal is approved, FRONTIER will not proceed with the Extension or the Redemption if FRONTIER will not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account any Redemptions. You may elect to redeem your Public Shares in connection with the Extraordinary General Meeting.

On June 1, 2023, the redemption price per Public Share was approximately $10.32 (which is expected to be the same approximate amount two (2) business days prior to the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $206 million as of June 1, 2023 (including interest not previously released to FRONTIER to pay its taxes), divided by the total number of then issued and outstanding Public Shares. The closing price of the Public Shares on Nasdaq Global Market on May 31, 2023 was $10.31. Accordingly, if the market price of the Public Shares were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a holder of Public Shares receiving approximately $0.01 less per share than if the Public Shares were sold in the open market. FRONTIER cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. FRONTIER believes that such redemption right enables its holders of Public Shares to determine whether to sustain their investments for an additional period if FRONTIER does not complete a Business Combination on or before the Termination Date.

Reasons for the Extension Amendment Proposal

FRONTIER has determined that there will not be sufficient time before July 6, 2023 (its current termination date) to hold an Extraordinary General Meeting to obtain the requisite shareholder approval of, and to consummate, a Business Combination.

The Articles of Association currently provide that FRONTIER has until the Termination Date to complete an initial business combination. FRONTIER and its officers and directors agreed that they would not seek to amend the Articles of Association to allow for a longer period of time to complete a business combination unless FRONTIER provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. Without the Extension, FRONTIER will not be able to complete a Business Combination on or before the Termination Date and would be forced to liquidate.

Our Board believes that it is improbable that FRONTIER will be able to negotiate and complete a Business Combination before July 6, 2023. Accordingly, our Board believes that in order for us to potentially consummate an initial business combination, we will need to obtain the Extension.

The Extension Amendment Proposal is essential to allowing FRONTIER additional time to consummate a Business Combination. Approval of each of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal and the Trust Agreement Amendment Proposal is a condition to the implementation of the Extension. Unless the NTA Requirement Amendment Proposal is approved, FRONTIER will not proceed with the Extension or the Redemption if FRONTIER will not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account any Redemptions.

FRONTIER believes that it is in the best interests of FRONTIER shareholders that FRONTIER obtain the Extension in order to complete a Business Combination, which will provide significant benefits to its shareholders.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved, FRONTIER will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account (net of interest that may be used to pay FRONTIER’s taxes payable and for dissolution expenses), by (B) the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of FRONTIER’s remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to FRONTIER’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law.

The initial shareholders have waived their rights to participate in any liquidation distribution with respect to the 5,000,000 Founder Shares. There will be no distribution from the Trust Account with respect to FRONTIER’s warrants, which will expire worthless in the event FRONTIER dissolves and liquidates the Trust Account.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, FRONTIER intends to amend the amended and restated Articles of Association with the Cayman Islands Registrar of Companies in the form of Annex A hereto to extend the time it has to complete a business combination until the Extended Date. FRONTIER will then continue to attempt to consummate a business combination until the Extended Date. FRONTIER will remain a reporting company under the Exchange Act and its Units, Public Shares and public warrants will remain publicly traded during this time.

You are not being asked to vote on a Business Combination at the Extraordinary General Meeting. The vote by FRONTIER shareholders on a Business Combination will occur at a separate Business Combination Extraordinary General Meeting of FRONTIER shareholders, to be held at a later date, and the solicitation of proxies from FRONTIER shareholders in connection with such separate Business Combination Extraordinary General Meeting, and the related right of FRONTIER shareholders to redeem in connection with a Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal), will be the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal are implemented, you should elect to “redeem” your Public Shares in connection with the Extraordinary General Meeting.

Redemption Rights

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension, each public shareholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes owed on such funds but not yet paid. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares.

However, unless the NTA Requirement Amendment Proposal is approved, FRONTIER will not proceed with the Extension or the Redemption if FRONTIER does not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account any Redemptions.

In order to exercise your redemption rights, you must:

●	if you hold Units, separate the underlying Public Shares and public warrants;

●	on or before two business days before the Extraordinary General Meeting, tender your shares physically or electronically and submit a request in writing that FRONTIER redeem your Public Shares for cash to the Trustee, at the following address:

Continental Stock Transfer & Trust Company, LLC
1 State Street, 30th Floor

New York, NY 10004

Attn: SPAC Redemption Team

Email: SPAC Redemption Team

and

●	deliver your Public Shares either physically or electronically through DTC’s DWAC system to the transfer agent at least two business days before the Extraordinary General Meeting.

Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. Shareholders should generally allot at least two (2) weeks to obtain physical certificates from the transfer agent. However, it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment Proposal at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using DTC’s DWAC system, at such shareholder’s option.

Holders of outstanding Units must separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares. If you hold Units registered in your own name, you must deliver the certificate for such Units to the Trustee, with written instructions to separate such Units into Public Shares and public warrants. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Units to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Each redemption of a Public Share by FRONTIER’s public shareholders will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $206 million as of June 1, 2023. Prior to their exercising redemption rights, FRONTIER shareholders should verify the market price of the Public Shares, as shareholders may receive higher proceeds from the sale of their shares of Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in the Public Shares when you wish to sell your shares.

If you exercise your redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account. You will have no right to participate in, or have any interest in, the future growth of FRONTIER, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

FRONTIER will not consummate an initial business combination on or before the Termination Date, so if the Extension Amendment Proposal is not approved, FRONTIER will be required to dissolve and liquidate the trust account by returning the then remaining funds in such account to the public shareholders and all of FRONTIER’s warrants will expire worthless.

Your right to redeem in connection with the Extraordinary General Meeting relating to the Extension Amendment Proposal does not affect the right of FRONTIER shareholders to elect to redeem their Public Shares in connection with a Business Combination, which is a separate and additional redemption right available to FRONTIER shareholders. Shareholders of FRONTIER seeking to exercise their redemption rights in connection with a Business Combination should follow the instructions for the exercise of such rights set forth in the proxy statement/prospectus relating to a Business Combination Extraordinary General Meeting.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under the laws of the Cayman Islands, being the affirmative vote of at least two-thirds (2/3) majority of such holders of the issued and outstanding Public Shares and Founder Shares, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting. Failure to vote by proxy or to vote oneself at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Extension Proposal.

Our Board will abandon and not implement the Extension Amendment Proposal unless our shareholders approve both the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal and the Trust Agreement Amendment Proposal. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will take effect.

Resolution

The text of the proposed special resolution to be put to shareholders to consider and vote upon at the Extraordinary General Meeting in relation to the Extension Amendment Proposal is set forth as the first resolution in Annex A to this proxy statement

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT FRONTIER shareholders VOTE “FOR”
THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2—THE TRUST AGREEMENT AMENDMENT

Overview

The proposed Trust Agreement Amendment would amend our existing Investment Management Trust Agreement (the “Trust Agreement”), dated as of July 6, 2021, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to extend the Termination Date from July 6, 2023 to July 6, 2024, the Extended Date (the “Trust Agreement Amendment”). A copy of the proposed Trust Agreement Amendment is attached to this proxy statement as Annex B. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Trust Agreement Amendment

The purpose of the Trust Agreement Amendment is to extend the Termination Date from July 6, 2023 to July 6, 2024, the Extended Date.

The Articles of Association and Trust Agreement currently provide that the Company has until July 6, 2023 (i.e., 24 months after the consummation of the IPO) to consummate a Business Combination (the “Termination Date”). The only way to extend the Termination Date after July 6, 2023 is with a separate shareholder vote under the Articles of Association and the Trust Agreement at an extraordinary general meeting.

FRONTIER has determined that there will not be sufficient time before July 6, 2023 (its current termination date) to hold an Extraordinary General Meeting to obtain the requisite shareholder approval of, and to consummate, a Business Combination.

The Trust Agreement Amendment Proposal is essential to allowing FRONTIER additional time to consummate a Business Combination. Approval of each of the Extension Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal and the Trust Agreement Amendment Proposal is a condition to the implementation of the Extension.

Unless the NTA Requirement Amendment Proposal is approved, FRONTIER will not proceed with the Extension or the Redemption if FRONTIER does not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account any Redemptions.

If the Trust Agreement Amendment Is Not Approved

If the Trust Agreement Amendment is not approved, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the holders of Public Shares and our warrants to purchase Class A Ordinary Shares will expire worthless.

The initial shareholders have waived their rights to participate in any liquidation distribution with respect to their Founder Shares and the Class A Ordinary Shares underlying the private placement warrants. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account, except to the extent provided under the Trust Agreement.

If the Trust Agreement Amendment Is Approved

If the Extension Amendment, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal and the Trust Agreement Amendment are approved, the amendment to the Trust Agreement in the form of Annex B hereto will be executed and the Trust Account will not be disbursed except to the extent any Redemptions are made in connection with this Extraordinary General Meeting, in connection with our completion of a Business Combination or in connection with our liquidation if we do not complete an initial business combination by the applicable termination date. The Company will then continue to attempt to consummate a business combination until the applicable termination date or until the Board determines in its sole discretion that it will not be able to consummate an initial business combination by the applicable termination date as described below and does not wish to seek an additional extension.

Required Vote

Subject to the foregoing, the affirmative vote of at least sixty-five percent (65%) of the Company’s issued and outstanding Shares, including the Founder Shares, will be required to approve the Trust Agreement Amendment Proposal. Our Board will abandon and not implement the Trust Agreement Amendment Proposal unless our shareholders approve the Extension Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal and the Trust Agreement Amendment Proposal. This means that if one proposal is approved by the shareholders and the other proposal is not, none of the proposals will take effect.

Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Extraordinary General Meeting in relation to Trust Agreement Amendment Proposal is as follows:

“RESOLVED, AS A SPECIAL RESOLUTION, THAT subject to and conditional upon: (a) the effectiveness of the special resolution to amend the Amended and Restated Articles of Association of the Company with respect to the Extension Amendment as set forth in Annex A; and (b) (i) the effectiveness of the special resolution to amend the Amended and Restated Articles of Association of the Company with respect to the NTA Requirement Amendment as set forth in Annex A; or (ii) subject to and conditional upon the Trust Account having net tangible assets of at least US$5,000,001 as at the date of this resolution, the Trust Agreement be amended in the form set forth in Annex B to the accompanying proxy statement to extend the date by which the Company has to complete a business combination from July 6, 2023 to July 6, 2024.”

Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT FRONTIER shareholders VOTE “FOR”
THE Trust Agreement Amendment Proposal.

PROPOSAL NO. 3: THE NTA REQUIREMENT AMENDMENT

Overview

This is a proposal to amend, by special resolution, the Amended and Restated Articles of Association to expand the methods that FRONTIER may employ to not become subject to the “penny stock” rules of the Securities and Exchange Commission by removing the net tangible asset requirement therein. All shareholders are encouraged to read the proposed NTA Requirement Amendment Proposal in its entirety for a more complete description of its terms. The text of the proposed special resolution is set forth as the second resolution in Annex A to this proxy statement..

The NTA Requirement

Article 49.5. of the Articles of Association currently provides the following, “Any Member holding Public Shares who is not a Founder, Officer or Director may, contemporaneously with any vote on a Business Combination, elect to have their Public Shares redeemed for cash, in accordance with any applicable requirements provided for in the related proxy materials (the "IPO Redemption"), provided that no such Member acting together with any Affiliate of his or any other person with whom he is acting in concert or as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15 per cent of the Public Shares in the aggregate without the prior consent of the Company and provided further that any beneficial holder of Public Shares on whose behalf a redemption right is being exercised must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. In connection with any vote held to approve a proposed Business Combination, holders of Public Shares seeking to exercise their redemption rights shall be required to either tender their certificates (if any) to the Company’s transfer agent or to deliver their Shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, at the holder’s option, in each case up to two business days prior to the initially scheduled vote on the proposal to approve a Business Combination. If so demanded, the Company shall pay any such redeeming Member, regardless of whether he is voting for or against such proposed Business Combination or abstains from voting, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of a Business Combination, including interest earned on the Trust Account not previously released to the Company to pay its income taxes, if any, divided by the number of Public Shares then in issue (such redemption price being referred to herein as the Redemption Price), provided that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001 (the "Redemption Limitation"). This last sentence is referred to as the “NTA Requirement.”

The purpose of this article was to ensure that, in connection with its initial business combination, FRONTIER would continue, as it has since the IPO, to be not subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”).

FRONTIER is proposing to amend its Amended and Restated Articles of Association to remove the NTA Requirement in order to expand the methods that FRONTIER may employ to not become subject to the “penny stock” rules. The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and FRONTIER believes that it may rely on another exclusion, which relates to it being listed on The Nasdaq Stock Market (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, FRONTIER intends to rely on the Exchange Rule to not be deemed a penny stock issuer.

Rule 419 blank check companies and “penny stock” issuers

As disclosed in FRONTIER’s IPO prospectus, because the net proceeds of the IPO were to be used to complete an initial business combination with a target business that had not been selected at the time of the IPO, FRONTIER may be deemed to be a “blank check company.” Under Rule 419 of the Securities Act the term “blank check company” means a company that (i) is a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and (ii) is issuing “penny stock,” as defined in Rule 3a51-1 under the Exchange Act. Rule 3a51-1 sets forth that that term “penny stock” shall mean any equity security, unless it fits within certain enumerated exclusions including the NTA Rule and the Exchange Rule. Historically, SPACs have relied upon the NTA Rule to avoid being deemed a penny stock issuer. Like many SPACs, FRONTIER included Article 37.5(c) in its Articles of Association in order to ensure that through the consummation of its initial business combination FRONTIER would not be considered a penny stock issuer and therefore not a blank check company if no other exemption from the rule was available.

Reliance on Rule 3a51-1(a)(2).

The Exchange Rule excludes from the definition of “penny stock” a security that is registered, or approved for registration upon notice of issuance, on a national securities exchange, or is listed, or approved for listing upon notice of issuance on, an automated quotation system sponsored by a registered national securities association, that has established initial listing standards that meet or exceed the criteria set forth in the Exchange Rule. FRONTIER’s securities are listed on The Nasdaq Global Market and have been so listed since the consummation of the IPO. FRONTIER believes that The Nasdaq Global Market has initial listing standards that meet the criteria identified in the Exchange Rule and that it can therefore rely on the Exchange Rule to avoid being treated as a penny stock. Therefore, the NTA Requirement is unnecessary so long as FRONTIER meets the requirements of the Exchange Rule.

Reasons for the Proposed NTA Requirement Amendment

FRONTIER believes that it can rely on other available exclusions from the penny stock rules, more specifically, the Exchange Rule, that would not impose restrictions on FRONTIER’s net tangible assets. While FRONTIER does not believe this failure to satisfy the NTA Requirement subjects it to the SEC’s penny stock rules, as the NTA Requirement is included in its Articles of Association, if the NTA Requirement Amendment Proposal is not approved, FRONTIER may not be able to consummate its initial business combination.

Vote Required for Approval

The approval of the NTA Requirement Amendment Proposal requires a special resolution under the laws of the Cayman Islands, being the affirmative vote of a two-thirds (2/3) majority of the votes cast by the holders of the issued and outstanding Public Shares and Founder Shares, present in person or represented by proxy and entitled to vote thereon and who vote at the Special Meeting. Failure to vote by proxy or to vote oneself at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Extension Proposal.

Resolution

The text of the proposed special resolution to be put to shareholders to consider and vote upon at the Extraordinary General Meeting in relation to the NTA Requirement Amendment Proposal is set forth as the second resolution in Annex A to this proxy statement.:

Recommendation

The Company’s board of directors recommends that you vote “FOR” the NTA Requirement Amendment Proposal.

PROPOSAL NO. 4: THE FOUNDER SHARE AMENDMENT PROPOSAL

Overview

This is a proposal to amend, by special resolution, the Amended and Restated Articles of Association to allow the initial shareholders to convert the Class B Ordinary Shares into Class A Ordinary Shares prior to the closing of the Business Combination. The text of the proposed special resolution is set forth as the third resolution in Annex A to this proxy statement

Reasons for the Founder Share Amendment Proposal

The Board believes the opportunity to consummate a Business Combination is in the best interests of the Company and its shareholders.

The Company believes shareholders will benefit from the Company consummating a Business Combination and is proposing the Founder Share Amendment Proposal to allow increased flexibility for the Sponsor to convert its shares in the best interest of the Company and may aid the Company in retaining investors and meeting continued listing requirements necessary to continue to pursue a Business Combination. Without the Founder Share Amendment, the Company believes that it may be more difficult to complete a Business Combination. If that were to occur, the Company would be forced to liquidate.

If the Founder Share Amendment Proposal Is Not Approved

If the Founder Share Amendment Proposal is not approved and there are significant requests for redemption, such redemptions may prevent the Company from being able to extend the time available to consummate a business combination. The Company believes that the Founder Share Amendment Proposal allows increased flexibility for the Sponsor to convert its shares in the best interest of the Company and may aid the Company in retaining investors and meeting continued listing requirements necessary to continue to pursue a Business Combination. If we were not able to complete a Business Combination, then the Company would be forced to liquidate.

If the Founder Share Amendment Proposal Is Approved

If the Founder Share Amendment Proposal is approved, FRONTIER intends to file the amendments to the Articles of Association with the Cayman Islands Registrar of Companies in the form of Annex A hereto effective on the date of the approval. The holders of the issued and outstanding Founder Shares have informed the Company that, if the Founder Share Amendment Proposal is approved, they expect to convert substantially all of the Founder Shares into Class A Ordinary Shares, in accordance with the terms of the Founder Share Amendment Proposal, prior to any redemption in connection with the Extension Amendment Proposal. Notwithstanding the conversion, such holders will not be entitled to receive any monies held in the Trust Account as a result of their ownership of any Class A Ordinary Shares.

Vote Required for Approval

The approval of the Founder Share Amendment Proposal requires a special resolution under the laws of the Cayman Islands, being the affirmative vote of a two-thirds (2/3) majority of the votes cast by the holders of the issued and outstanding Public Shares and Founder Shares, present in person or represented by proxy and entitled to vote thereon and who vote at the Special Meeting. Failure to vote by proxy or to vote oneself at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Extension Proposal.

Resolution

The text of the proposed special resolution to be put to shareholders to consider and vote upon at the Extraordinary General Meeting in relation to the Founder Share Amendment Proposal is set forth as the third resolution in Annex A to this proxy statement.:

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT FRONTIER SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE FOUNDER SHARE AMENDMENT PROPOSAL.

PROPOSAL NO. 5 – THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to FRONTIER shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by FRONTIER shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal.

Vote Required for Approval

Approval of the Adjournment Proposal requires an ordinary resolution, which is the affirmative vote of a simple majority of the votes cast by the holders of Public Shares and the Founder Shares, present in person or represented by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting. Failure to vote by proxy or to vote oneself at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal.

Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Extraordinary General Meeting in relation to Adjournment Proposal is as follows:

“RESOLVED, as an ordinary resolution that, the adjournment of the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies to be determined by the chairman of the Extraordinary General Meeting be confirmed, adopted, approved and ratified in all respects.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT FRONTIER shareholders VOTE “FOR”
THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

BUSINESS OF FRONTIER AND CERTAIN INFORMATION ABOUT FRONTIER

General

FRONTIER is a blank check company incorporated on February 23, 2021 as a Cayman Islands exempted company and incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

On July 6, 2021, the Company consummated the IPO of 20,000,000 FRONTIER Units, at $10.00 per Unit, generating gross proceeds of $200,000,000. Each Unit consisted of One Class A Ordinary Share and one-third of one redeemable warrant, each whole warrant exercisable to purchase one Class Ordinary Share at a share price of $11.50 per share. Simultaneously with the consummation of the IPO, FRONTIER consummated the private sale of 6,125,000 private placement warrants at a price of $1.00 per warrant, for an aggregate purchase price of $6,125,000. Each private placement warrant is identical to the warrants included in the units sold in IPO. A total of $206,125,000 from the net proceeds of the sale of the Units in the IPO and the sale of the private placement warrants was placed in a Trust Account.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of FRONTIER’s Public Shares and Founder Shares as of June 1, 2023 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of FRONTIER’ Public Shares and Founder Shares, by:

●	each person known by FRONTIER to be the beneficial owner of more than 5% of FRONTIER’s issued and outstanding Public Shares or Founder Shares;

●	each of FRONTIER’ executive officers and directors that beneficially owns shares of FRONTIER’s Public Shares or Founder Shares; and

●	all FRONTIER’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.

In the table below, percentage ownership is based on 20,000,000 issued and outstanding Class A Ordinary Shares, and 5,000,000 Class B Ordinary Shares or Founder Shares as of June 1, 2023. The Class A Ordinary Shares together with the Class B Ordinary Shares are also referred to as the Ordinary Shares.

Voting power represents the combined voting power of Ordinary Shares or Founder Shares owned beneficially by such person. On all matters to be voted upon, the holders of the Public Shares and Founder Shares vote together as a single class.

Unless otherwise indicated, FRONTIER believes that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares or Founder Shares beneficially owned by them.

		Approximate
	Number of	Percentage of
	Shares	Outstanding
	Beneficially	Ordinary
Name of Beneficial Owner(1)	Owned(2)(5)	Shares
Asar Mashkoor (4)	—
Arif Mansuri(3)(4)	5,000,000	20.0%
Iyad Malas (4)	—	0.0%
Julie Abraham (4)	—	0.0%
Richard Berman(4)	—	0.0%
Gavin Teo(4)	—	0.0%
All executive officers and as a group (six individuals)	—	0.0%
Five Percent Holders
Frontier Disruption Capital (3)	5,000,000	20.0%

*	Less than 1%

(1)       Unless otherwise noted, the business address of each of the following entities or individuals is c/o Frontier Investment Corp, 3411 Silverside Road, Tatnall Building #104, Wilmington, DE 19810.

(2)       Interests of Frontier Disruption Capital consist solely of Founder Shares, classified as Class B ordinary shares. Such shares are convertible into Class A ordinary shares concurrently with or immediately following the consummation of our initial business combination on a one-for-one basis, subject to adjustment.

(3)       Frontier Disruption Capital, our Sponsor, is the record holder of Founder Shares. All of the shares of our Sponsor are owned by FIM. Arif Mansuri is the Director of Frontier Disruption Capital and Chief Operating Officer of FIM and therefore has shared voting and investment power with FIM over the Class B ordinary shares held of record by Frontier Disruptions Capital. Arif Mansuri disclaims beneficial ownership of the securities held by Frontier Disruption Capital other than to the extent of any pecuniary interest he may have therein, directly or indirectly.

(4)       Each of these officers and director disclaims any beneficial ownership of any shares held by Frontier Disruption Capital other than to the extent of any pecuniary interest they may have therein, directly or indirectly. Each of Iyad Malas, Richard Berman and Gavin Teo holds an indirect contractual pecuniary interest in the Founder Shares reported by our Sponsor, entitling them to the economic value of 50,000, 31,250 and 31,250 Founder Shares, respectively. Each of Asar Mashkoor, Arif Mansuri and Julie Abraham are employees of FIM and will be entitled to receive future compensation from FIM, including bonuses based on our performance and in connection with the completion of a business combination.

HOUSEHOLDING INFORMATION

Unless FRONTIER has received contrary instructions, FRONTIER may send a single copy of this proxy statement to any household at which two or more shareholders reside if FRONTIER believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce FRONTIER’s expenses. However, if shareholders prefer to receive multiple sets of FRONTIER’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of FRONTIER’s disclosure documents, the shareholders should follow these instructions:

●	if the shares are registered in the name of the shareholder, the shareholder should contact FRONTIER at the following address and e-mail address:

Frontier Investment Corp
3411 Silverside Road

Tatnall Building #104

Wilmington, DE

Attention: Arif Mansuri - Chief Financial Officer

Email: amansuri@fimpartners.com

●	if a broker, bank or nominee holds the shares, the shareholder should contact the broker, bank or nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

FRONTIER files annual, quarterly and current reports, proxy statements and other information with the SEC as required by the Exchange Act. FRONTIER’s public filings are also available to the public from the SEC’s website at www.sec.gov. You may request a copy of FRONTIER’s filings with the SEC (excluding exhibits) at no cost by contacting FRONTIER at the address and/or telephone number below.

If you would like additional copies of this proxy statement or FRONTIER’s other filings with the SEC (excluding exhibits) or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact FRONTIER at the following address and e-mail address:

Frontier Investment Corp
3411 Silverside Road

Tatnall Building #104

Wilmington, DE

Attention: Arif Mansuri - Chief Financial Officer

Email: amansuri@fimpartners.com

You may also obtain additional copies of this proxy statement by requesting them in writing or by telephone from FRONTIER’s proxy solicitation agent at the following address, telephone number and e-mail address:

Advantage Proxy, Inc.

PO Box 10904

Yakima, WA 98909

Tel: 206-870-8565 or

Email: ksmith@advantageproxy.com

You will not be charged for any of the documents you request. If your shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.

If you are an FRONTIER’s shareholder and would like to request documents, please do so by June 11, 2023, five business days prior to the Extraordinary General Meeting, in order to receive them before the Extraordinary General Meeting. If you request any documents from FRONTIER, such documents will be mailed to you by first class mail or another equally prompt means.

ANNEX A

PROPOSED AMENDMENTS TO
THE AMENDED AND RESTATED
MEMORANDUM OF ASSOCIATION AND ARTICLES OF ASSOCIATION

OF

FRONTIER INVESTMENT CORP

The Extension Amendment Proposal

"RESOLVED, as a special resolution, subject to and conditional upon: (i) the effectiveness of the special resolution to amend the Amended and Restated Articles of Association of the Company with respect to the NTA Requirement Amendment as set forth below; or (ii) subject to and conditional upon the Trust Account having net tangible assets of at least US$5,000,001 as at the date of this resolution, THAT:

Article 49.7 of the Amended and Restated Memorandum of Association and Articles of Association of the Company be amended by the deletion of the words "within 24 months from the consummation of the IPO, or such later time as the Members may approve in accordance with the Articles, the Company shall:" and their replacement by the world "within 36 months from the consummation of the IPO, or such later time as the Members may approve in accordance with the Articles (the "Extended Date"), the Company shall:"; and

Article 49.8(a)(ii) of the Amended and Restated Memorandum of Association and Articles of Association of the Company be amended by the deletion of the words "within twenty-four months after the date of the closing of the IPO pursuant to Article 49.7" and their replacement with the words "within thirty-six months after the Extended Date"; and

Article 49.10(b)(ii)(A) of the Amended and Restated Memorandum of Association and Articles of Association of the Company be amended by the deletion of the words "beyond twenty-four months from the closing of IPO" to "beyond thirty-six months after the closing of the IPO".

The NTA Requirement Amendment Proposal

RESOLVED, as a special resolution, subject to and conditional upon: (i) the effectiveness of the special resolution to amend the Amended and Restated Articles of Association of the Company with respect to the Extension as set forth above; or (ii) subject to and conditional upon the Trust Account having net tangible assets of at least US$5,000,001 as at the date of this resolution, THAT, Article 49.5 of the Amended and Restated Memorandum of Association and Articles of Association of the Company be amended by the deletion of the words "(such redemption price being referred to herein as the Redemption Price), provided that the Company shall not repurchase Public Shares in an amount that would cause the Company's net tangible assets to be less than US$5,000,001 (the "Redemption Limitation")".

The Founder Share Amendment Proposal

RESOLVED, as a special resolution, THAT:

Article 17.2 of the Amended and Restated Memorandum of Association and Articles of Association of the Company be deleted in its entirety and replaced by the following: "The Class B Shares shall automatically convert into Class A Shares on a one-for-one basis on the first business day following the closing of the Business Combination, or at any earlier date at the option of the holders of the Class B Shares."; and

Articles 17.3 and 17.4 of the Amended and Restated Memorandum of Association and Articles of Association of the Company be deleted in their entirety; and

Article 17.5 of the Amended and Restated Memorandum of Association and Articles of Association of the Company be amended by the deletion of the word "also"; and

In the definitions section of the Amended and Restated Memorandum of Association and Articles of Association of the Company, the defined term "Specified Future Issuance", and its accompanying definition, be deleted in their entirety.

A-1

ANNEX B

PROPOSED AMENDMENT

TO THE

INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 1 (this “Amendment”), dated as of [●], 2023, to the Investment Management Trust Agreement (as defined below) is made by and between Frontier Investment Corp (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of July 6, 2021 (the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein;

WHEREAS, at an Extraordinary General Meeting of the Company held on June ___, 2023 (the “Extraordinary General Meeting”), the Company’s shareholders approved (i) a proposal to amend the Company’s amended and restated articles of association (the “A&R AA”) giving the Company the right to extend the date by which it must consummate a business combination from July 6, 2023 to July 6, 2024; and

NOW THEREFORE, IT IS AGREED:

1. Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety to read as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its Chief Executive Officer or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein; provided, however, that in the event that a Termination Letter has not been received by the Trustee by (July 6, 2024 ( the “Last Date”) or such later date as may be approved by the Company’s shareholders in accordance with the Company’s amended and restated memorandum and articles of association, as amended, if a Termination Letter has not been received by the Trustee prior to such date, the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Stockholders as of the Last Date.

4. All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

5. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.

6. This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 6(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

7. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[signature page follows]

B-1

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:	Francis Wolf
Title:	Vice President

FRONTIER INVESTMENT CORP

By:
Name:	Asar Mashkoor
Title:	Chief Executive Officer

FORM OF PROXY CARD

FRONTIER INVESTMENT CORP
3411 Silverside Road

Tatnall Building #104

Wilmington Delaware 19810

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
FRONTIER INVESTMENT CORP

The undersigned hereby appoints Asar Mashkoor and Arif Mansuri as proxies (the “Proxies”), and each of them with full power to act without the other, each with the power to appoint a substitute, and hereby authorizes either of them to represent and to vote, as designated on the reverse side, all ordinary shares of Frontier Investment Corp (“Frontier”), held of record by the undersigned on May 23 2023, at the Extraordinary General Meeting of Shareholders (“Extraordinary General Meeting of Shareholders”) to be held on Friday, June 16, 2023, or any postponement or adjournment thereof. The Extraordinary General Meeting of Shareholders will be held will be held at 9:00 a.m. Eastern Time, on Friday, June 16, 2023, at 3411 Silverside Road, Tatnall Building #104, Wilmington Delaware 19810, and virtually at https://www.cstproxy.com/frontierinvestmentcorp/2023. To register and receive access to the virtual meeting, shareholders of record and beneficial owners (those holding shares through a bank, broker or other nominee) will need to follow the instructions applicable to them provided in the proxy statement. Such shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxies’ discretion on such other matters as may properly come before the Extraordinary General Meeting of Shareholders, or any postponement or adjournment thereof.

The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for the Extraordinary Meeting of Shareholders.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS PRESENTED TO THE SHAREHOLDERS. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED.

(Continued and to be marked, dated and signed on reverse side)

[White Card]

PROXY

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 THROUGH 5 BELOW. FRONTIER’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH PROPOSAL.

(1)	Proposal No. 1 — The Extension Amendment Proposal — To approve, as a special resolution, an amendment to FRONTIER’s Amended and Restated Memorandum of Association and Articles of Association (as may be amended from time to time, together, the “Articles of Association”) as provided by the first resolution in the form set forth in Annex A to the accompanying proxy statement, to extend the date by which FRONTIER must consummate a business combination from July 6, 2023 (the “Termination Date”) to July 6, 2024 (the “Extended Date”). A copy of the Amendment is attached to the proxy statement as Annex A.

☐ FOR	☐ AGAINST	☐ ABSTAIN

(2)	Proposal No. 2 — Trust Agreement Amendment Proposal — To approve, as a special resolution, as provided in Annex B to the accompanying proxy statement, an amendment to FRONTIER’s investment management trust agreement, dated as of July 6, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to extend the Termination Date from July 6, 2023 to July 6, 2024, the Extended Date. A copy of the Amendment is attached to the proxy statement as Annex B.

☐ FOR	☐ AGAINST	☐ ABSTAIN

(3)	Proposal No. 3 — NTA Requirement Amendment Proposal – To approve, as a special resolution, as provided in the second resolution in the form set forth in Annex A to the accompanying proxy statement, an amendment to the Articles of Association to remove the net tangible asset requirement from the Articles of Association in order to expand the methods that FRONTIER may employ so as not to become subject to the “penny stock” rules of the Securities and Exchange Commission (““NTA Requirement Amendment Proposal”). A copy of the Amendment is attached to the proxy statement as Annex A.

☐ FOR	☐ AGAINST	☐ ABSTAIN

(4)	Proposal No. 4 — The Founder Share Amendment Proposal – To approve, as a special resolution, as provided in the third resolution in the form set forth in Annex A to the accompanying proxy statement, an amendment to the Articles of Association to provide for the right of a holder of the Company’s Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares”), to convert into Class A ordinary shares, par value $0.0001 per share, of the Company (the “Class A Ordinary Shares” or “Public Shares”) on a one-for-one basis at any time and from time to time prior to the closing of a business combination at the election of the holder (the “Founder Share Amendment”). A copy of the Amendment is attached to the proxy statement as Annex A.

☐ FOR	☐ AGAINST	☐ ABSTAIN

(5)	Proposal No. 5 — The Adjournment Proposal — To approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment, or the Founder Share Amendment Proposal.

☐ FOR	☐ AGAINST	☐ ABSTAIN

IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED AND EMPOWERED TO VOTE UPON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OF SHAREHOLDERS AND ALL CONTINUATIONS, ADJOURNMENTS OR POSTPONEMENTS THEREOF.

To change the address on your account, please check the box and indicate your new address in the address space provided below

SHAREHOLDER’S SIGNATURE

Signature of Shareholder	Date

Address

Signature of Shareholder	Date

Address

Note: Please sign exactly as your name or names appear on this proxy. When ordinary share is held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.

IMPORTANT: PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!